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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 2003

                              THE JUDGE GROUP, INC.
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             (Exact name of Registrant as specified in its charter)



     PENNSYLVANIA                 000-21963                 23-1726661
---------------------     ------------------------     -------------------------
   (State or other               (Commission               (IRS Employer
   jurisdiction of              File Number)               Identification No.)
    incorporation)


                 Two Bala Plaza, Suite 800
                 Bala Cynwyd, Pennsylvania                   19004
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      (Address of principal executive offices)            (Zip Code)


                                 (610) 667-7700
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)





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Item 5.          Other Events and Regulation FD Disclosure.

         On March 24, 2003, The Judge Group, Inc. (the "Company") issued a press release announcing that it received a proposal from a management group led by founders Martin E. Judge, Jr. and Michael A. Dunn for a going-private transaction. The press release concerning the proposed going-private transaction is attached to this report as Exhibit 99.1 and is incorporated by reference herein.


Item 7(c).       Exhibits.


99.1             Press Release of the Company, dated March 24, 2003.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                        THE JUDGE GROUP, INC.



                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:





Dated:  March 24, 2003